                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a--6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section 240.14a--11(c) or
                 Section 240.14a--12

                              CHART INDUSTRIES, INC.
------------------------------------------------------------------
         (Name of Registrant as Specified In Its Charter)

------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the
                           Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
           Fee computed on table below per Exchange Act
/ /        Rules 14a--6(i)(1)
           and 0--11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0--11 (set forth
                the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0--11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                                     [LOGO]

                             CHART INDUSTRIES, INC.
            5885 LANDERBROOK DRIVE, SUITE 150, CLEVELAND, OHIO 44124

                                                                  MARCH 31, 2000

To the Stockholders of Chart Industries, Inc.:

    The Annual Meeting of Stockholders of Chart Industries, Inc. will be held at 10:00 a.m. (EDT), on May 4, 2000, at The Chase Manhattan Bank Building, 270 Park Avenue, 11th Floor, Conference Room C, New York, New York.

    We will be reporting on your Company's activities and you will have an opportunity to ask questions about our operations.

    We hope that you are planning to attend the Annual Meeting personally, and we look forward to seeing you. Whether or not you expect to attend in person, the return of the enclosed proxy as soon as possible would be greatly appreciated and will ensure that your shares will be represented at the Annual Meeting. If you do attend the Annual Meeting, you may withdraw your proxy should you wish to vote in person.

    On behalf of the Board of Directors and management of Chart
Industries, Inc., I would like to thank you for choosing to invest in our Company. We hope to merit your continued support and confidence.

                                 Sincerely yours,

                                 [SIGNATURE]

                                 ARTHUR S. HOLMES
                                 CHAIRMAN AND
                                 CHIEF EXECUTIVE OFFICER

                                                     [LOGO]

                                        CHART INDUSTRIES, INC.
                                  5885 LANDERBROOK DRIVE, SUITE 150, CLEVELAND,
                                                   OHIO 44124

                                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                            TO BE HELD MAY 4, 2000

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Chart Industries, Inc. (the "Company") will be held at The Chase Manhattan Bank Building, 270 Park Avenue, 11th Floor, Conference Room C, New York, New York, on May 4, 2000 at 10:00 a.m. (EDT), for the following purposes:

        1. To elect two Directors of the class whose term of office expires in 2003;

        2. To approve and adopt the Chart Industries, Inc. 2000 Executive Incentive Stock Option Plan;

        3. To approve an amendment to the Chart Industries, Inc. 1996 Stock Option Plan for Outside Directors to increase the number of shares available for issuance under this plan by 210,000; and

        4. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

    Holders of Common Stock of record as of the close of business on March 17, 2000 are entitled to receive notice of and to vote at the Annual Meeting.

    It is important that your shares be represented at the Annual Meeting. For that reason we ask that you promptly sign, date and mail the enclosed proxy card in the return envelope provided. Stockholders who attend the Annual Meeting may revoke their proxies and vote in person.

                                 By Order of the Board of Directors

                                 THOMAS F. MCKEE
                                 SECRETARY

Cleveland, Ohio
March 31, 2000

                                     [LOGO]

                             CHART INDUSTRIES, INC.
            5885 LANDERBROOK DRIVE, SUITE 150, CLEVELAND, OHIO 44124
                                PROXY STATEMENT
                       MAILED ON OR ABOUT MARCH 31, 2000
            ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 4, 2000

                                  -----------

                              GENERAL INFORMATION

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Chart Industries, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company to be held on May 4, 2000, and any adjournments or postponements thereof. The time, place and purposes of the Annual Meeting are stated in the Notice of Annual Meeting of Stockholders, which accompanies this Proxy Statement.

    The accompanying proxy is solicited by the Board of Directors of the Company and will be voted in accordance with the instructions contained thereon; if it is returned duly executed and is not revoked. If no choice is specified on the proxy, it will be voted FOR the election of the individuals nominated by the Board of Directors, FOR the approval and adoption of the Company's 2000 Executive Incentive Stock Option Plan, and FOR the approval of the amendment to the Company's 1996 Stock Option Plan for Outside Directors to increase the number of shares available for issuance under such plan by 210,000. A stockholder may revoke a proxy at any time before it is exercised by delivery of written notice to the Secretary of the Company, by a duly executed proxy bearing a later date or by voting in person at the annual meeting.

    The costs of soliciting proxies will be borne by the Company. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting materials to the owners of stock held in their name and the Company will reimburse them for their out-of-pocket expenses in connection therewith. In addition to solicitation by mail, the Company's Directors, officers and employees, without additional compensation, may solicit proxies by telephone, mail and personal interview.

    The record date for determination of stockholders entitled to vote at the Annual Meeting was the close of business on March 17, 2000. On that date, there were outstanding and entitled to vote 24,008,639 shares of Common Stock of the Company. Each share of Common Stock is entitled to one vote. The Company's Certificate of Incorporation does not provide for cumulative voting rights.

    At the Annual Meeting, in accordance with the Delaware General Corporation Law and the Company's Certificate of Incorporation, the inspectors of election appointed by the Board of Directors for the Annual Meeting will determine the presence of a quorum and will tabulate the results of stockholder voting. Pursuant to the Company's By-Laws, at the Annual Meeting the holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting, present in person or represented by proxy, constitute a quorum. The shares represented at the Annual Meeting by proxies that are marked, with respect to the election of Directors, "withheld" or, with respect to any other proposals, "abstain," will be counted as shares present for the purpose of determining whether a quorum is present.

    Under the rules of the New York Stock Exchange, brokers who hold shares in street name for beneficial owners have the authority to vote on certain items when they have not received instructions from such beneficial owners. Under applicable Delaware law, if a broker returns a proxy with respect to an item that the broker has the authority to vote and has not voted on another proposal, such broker non-votes will count for purposes of determining a quorum.

    Pursuant to the Company's By-Laws, at the Annual Meeting a plurality of the votes cast is sufficient to elect a nominee as a Director. In the election of Directors, votes may be cast in favor or withheld. Votes that are withheld and broker non-votes will have no effect on the outcome of the election of Directors.

    Pursuant to the Company's By-Laws, all other questions and matters brought before the Annual Meeting will be decided by the vote of the holders of a majority of the outstanding shares entitled to vote thereon present in person or by proxy at the Annual Meeting, unless otherwise provided by law, by the rules of the New York Stock Exchange, or by the Certificate of Incorporation or By-Laws of the Company. In voting for such other proposals, votes may be cast in favor, against or abstained. Abstentions will count as present for purposes of the proposal on which the abstention is noted and will have the effect of a vote against such proposal. Broker non-votes, however, are not counted as present and entitled to vote for purposes of determining whether a proposal has been approved and will have no effect on the outcome of any such proposal.

              STOCK OWNERSHIP OF PRINCIPAL HOLDERS AND MANAGEMENT

    The following table sets forth the beneficial ownership of Common Stock as of March 15, 2000, unless otherwise indicated, by (i) each Director and nominee for election as a Director of the Company, (ii) each executive officer named in the Executive Compensation tables below, (iii) each person or group known by the Company to own beneficially more than 5% of its outstanding shares of Common Stock and (iv) all Directors and executive officers as a group. All information with respect to beneficial ownership has been furnished by the respective Director, officer or stockholder, as the case may be. Unless otherwise indicated below, each stockholder named below has sole voting and investment power with respect to the number of shares set forth opposite his, her or its respective name.

            NAME AND ADDRESS                NUMBER OF SHARES       PERCENTAGE OF
          OF BENEFICIAL OWNER             BENEFICIALLY OWNED(1)   COMMON STOCK(1)
          -------------------             ---------------------   ---------------
Arthur S. Holmes (2)                            7,708,270              32.1%
  5885 Landerbrook Drive, Suite 150
  Cleveland, Ohio 44124
Christine H. Holmes (3)                         7,708,270              32.1
  1839 Chartley Road
  Gates Mills, Ohio 44040
Charles S. Holmes (4)                           1,417,060               5.9
  Asset Management Associates of
  New York, Inc.
  P. O. Box 250
  Rutherford, New Jersey 07070
Wellington Management Company, LLP (5)          1,209,800               5.0
  75 State Street
  Boston, Massachusetts 02109
James R. Sadowski (6)                             280,117                 *
  5885 Landerbrook Drive, Suite 150
  Cleveland, Ohio 44124
Don A. Baines (7)                                 173,531                 *
  5885 Landerbrook Drive, Suite 150
  Cleveland, Ohio 44124
John T. Romain (8)                                 81,745                 *
  5885 Landerbrook Drive, Suite 150
  Cleveland, Ohio 44124
Richard J. Campbell (9)                           105,720                 *
  365 South Oak Street
  West Salem, Wisconsin 54669
Thomas F. McKee (10)                               12,250                 *
  1400 McDonald Investment Center
  800 Superior Avenue
  Cleveland, Ohio 44114

            NAME AND ADDRESS                NUMBER OF SHARES       PERCENTAGE OF
          OF BENEFICIAL OWNER             BENEFICIALLY OWNED(1)   COMMON STOCK(1)
          -------------------             ---------------------   ---------------
Lazzaro G. Modigliani (11)                         88,248                 *
  One Broadway
  Cambridge, Massachusetts 02142
Robert G. Turner, Jr. (12)                         35,550                 *
  6690 Beta Drive, Suite 210
  Mayfield Village, Ohio 44143
All Directors and executive officers as         8,485,431              34.8
  a group (8 persons)

--------------

*   Less than one percent.

(1) In accordance with Securities and Exchange Commission (the "Commission") rules, each beneficial owner's holdings have been calculated assuming full exercise of outstanding options covering Common Stock exercisable by such owner within 60 days after March 15, 2000, but no exercise of outstanding options covering Common Stock held by any other person.

(2) Arthur S. Holmes is Chairman of the Board of Directors and Chief Executive Officer of the Company. Mr. Holmes is the husband of Christine H. Holmes. Mr. Holmes's share ownership is comprised of 3,900,274 shares of Common Stock held by the Arthur S. Holmes Trust, Arthur S. Holmes, Trustee, approximately 6,024 shares of Common Stock which he owns indirectly through the Chart Industries, Inc. 401(k) Investment and Savings Plan, 14,200 shares held by The Rock Foundation, of which Mr. Holmes and his wife serve as trustees, and 3,787,772 shares of Common Stock owned by his wife. The ownership of the shares held by his wife is attributed to Mr. Holmes pursuant to Commission rules. As a result, although Mr. and Mrs. Holmes are shown in the table above each to own 32.1% of the outstanding shares of Common Stock of the Company, in the aggregate they own together 32.1% of the outstanding shares of Common Stock of the Company.

(3) Christine H. Holmes's share ownership is comprised of 3,787,772 shares of Common Stock held by the Christine H. Holmes Trust, Christine H. Holmes, Trustee, 14,200 shares held by The Rock Foundation, of which Mrs. Holmes and her husband serve as trustees, and 3,906,298 shares of Common Stock owned by her husband, Arthur S. Holmes. The ownership of the shares held by her husband is attributed to Mrs. Holmes pursuant to Commission rules.

(4) Charles S. Holmes's share ownership is comprised of 1,410,310 shares of Common Stock, which he owns directly and 6,750 shares held by his minor child. The ownership of the shares held by his child is attributed to Mr. Holmes pursuant to Commission rules.

(5) Based solely on a review of the Schedule 13G filed on February 9, 2000, Wellington Management Company, LLP's share ownership is comprised of 1,209,800 shares owned by its clients. The ownership of the shares held of record by its clients is attributed to Wellington Management Company, LLP, an investment adviser, pursuant to Commission rules.

(6) James R. Sadowski is the President and Chief Operating Officer of the Company. Mr. Sadowski's share ownership is comprised of 97,250 shares of Common Stock which he owns directly, approximately 17,124 shares of Common Stock which he owns through the Company's deferred compensation plan, approximately 8,243 shares of Common Stock which he owns indirectly through the Chart Industries, Inc. 401(k) Investment and Savings Plan, 148,500 shares of Common Stock which he has the right to acquire through the exercise of stock options within 60 days after March 15, 2000 and 9,000 shares of Common Stock owned by his wife. The ownership of the shares held by his wife is attributed to Mr. Sadowski pursuant to Commission rules.

(7) Don A. Baines is the Chief Financial Officer, Treasurer and a Director of the Company. Mr. Baines's share ownership is comprised of 44,899 shares of Common Stock which he owns directly, approximately 11,694 shares of Common Stock which he owns through the Company's deferred compensation plan, approximately 7,188 shares of Common Stock which he owns indirectly through the Chart Industries, Inc. 401(k) Investment and Savings Plan and 109,750 shares of Common Stock which he has the right to acquire through the exercise of stock options within 60 days after March 15, 2000.

(8) John T. Romain is the Controller and Chief Accounting Officer of the Company. Mr. Romain's share ownership is comprised of 41,582 shares of Common Stock which he owns directly, approximately 10,662 shares of Common Stock which he owns through the Company's deferred compensation plan, approximately 5,263 shares of Common Stock which he owns indirectly through the Chart Industries, Inc. 401(k) Investment and Savings Plan, 11,250 shares of Common Stock which he has the right to acquire through the exercise of stock options within 60 days after March 15, 2000 and 12,988 shares of Common Stock owned by his wife. The ownership of the shares held by his wife is attributed to Mr. Romain pursuant to Commission rules.

(9) Richard J. Campbell is a Director of the Company. Mr. Campbell's share ownership is comprised of 46,470 shares of Common Stock which he owns directly, 57,000 shares of Common Stock which he has the right to acquire through the exercise of stock options within 60 days after March 15, 2000 and 2,250 shares of Common Stock owned by his wife. The ownership of the shares held by his wife is attributed to Mr. Campbell pursuant to Commission rules.

(10) Thomas F. McKee is a Director of the Company. Mr. McKee's share ownership is comprised of 1,000 shares of Common Stock which he owns directly and 11,250 shares of Common Stock which he has the right to acquire through the exercise of stock options within 60 days after March 15, 2000.

(11) Lazzaro G. Modigliani is a Director of the Company. Mr. Modigliani's share ownership is comprised of 65,748 shares of Common Stock which he owns directly and 22,500 shares of Common Stock, which he has the right to acquire through the exercise of stock options within 60 days after March 15, 2000.

(12) Robert G. Turner, Jr. is a Director of the Company. Mr. Turner's share ownership is comprised of 1,125 shares held by the Turner & Company, Inc. Employees Profit Sharing Plan, of which Mr. Turner is a trustee, 33,750 shares of Common Stock which he has the right to acquire through the exercise of stock options within 60 days after March 15, 2000 and 675 shares of Common Stock owned by his wife. The ownership of the shares held by his wife is attributed to Mr. Turner pursuant to Commission rules.

                             ELECTION OF DIRECTORS

    The members of the Company's Board of Directors are divided into three classes with the term of office of one class expiring each year. At its February 10, 2000 meeting, the Board of Directors nominated Lazzaro G. Modigliani and Robert G. Turner, Jr. to stand for re-election as Directors at the Annual Meeting.

    Unless otherwise directed, the persons named in the accompanying proxy will vote for the election of Lazzaro G. Modigliani and Robert G. Turner, Jr. as Directors of the Company for a three-year term until the Annual Meeting in 2003 and until their successors have been elected and qualified. In the event of the death of or inability to act of the nominee, the proxies will be voted for the election as a Director of such other person as the Board of Directors may recommend. The Board of Directors has no reason, however, to anticipate that this will occur. In no event will the accompanying proxy be voted for more than two nominees or for a person other than Lazzaro G. Modigliani and Robert G. Turner, Jr. and any such substitute nominee for them.

                  NOMINEES PROPOSED BY THE BOARD OF DIRECTORS

LAZZARO G. MODIGLIANI, 67

EXECUTIVE VICE PRESIDENT

RAYTHEON ENGINEERS AND CONSTRUCTORS, INC.

CAMBRIDGE, MASSACHUSETTS

    Since November 1998, Lazzaro G. Modigliani has served as Executive Vice President of Raytheon Engineers and Constructors, Inc., an international engineering and construction firm and a wholly owned subsidiary of the Raytheon Company ("Raytheon Engineers"). Mr. Modigliani was a full-time consultant to Raytheon Engineers from June 1994 until November 1998, and served as the President and Chief Operating Officer of Raytheon Engineers from March 1993 until June 1994. From 1989 to March 1993, Mr. Modigliani served as the President and Chief Executive Officer of The Badger Company, Inc. ("Badger"), which now constitutes a part of Raytheon Engineers. He served in a variety of senior management positions with Badger since joining it in 1966. From 1986 until 1988, Mr. Modigliani was Vice President and General Manager of Badger's European operations. From 1988 to 1989, he was Chief Operating Officer of Badger.
Mr. Modigliani has served as a Director of the Company since July 1992.
Mr. Modigliani is a nominee for election to a three-year term to expire in 2003.

ROBERT G. TURNER, JR., 53

FOUNDER AND MANAGING PARTNER

TURNER, AFEK & NEMETH, LLC

MAYFIELD VILLAGE, OHIO

    Robert G. Turner, Jr. is the founder and managing partner of Turner, Afek & Nemeth, LLC, a public accounting firm, where he specializes in business valuation, mergers and acquisitions, and accounting and tax compliance matters. Mr. Turner also serves on the board of Corporate

Continuity Group, Ltd., a national succession planning and business valuation organization. Prior to forming Turner, Afek & Nemeth, LLC in 1999, Mr. Turner was the founder and owner of Turner & Company, Inc., also a public accounting firm. Prior to forming Turner & Company, Inc. in 1988, Mr. Turner was a national partner in the accounting firm of Pannell Kerr Forster, where his practice focused principally on management, accounting and tax services. Mr. Turner received his B.B.A. in Accounting from Cleveland State University and is a Certified Public Accountant and Certified Valuation Analyst. Mr. Turner was appointed a Director of the Company in August 1997. Mr. Turner is a nominee for election to a three-year term to expire in 2003.

                         DIRECTORS CONTINUING IN OFFICE

DON A. BAINES, 57

CHIEF FINANCIAL OFFICER

AND TREASURER

CHART INDUSTRIES, INC.

CLEVELAND, OHIO

    Don A. Baines has been the Chief Financial Officer, Treasurer and a Director of the Company since its formation in June 1992. In addition, Mr. Baines was the Chief Financial Officer of ALTEC International, Inc., a wholly owned operating subsidiary of the Company, from 1986 through 1992. From 1976 through 1985, Mr. Baines served in a variety of managerial capacities, including Controller, in the Process/Transport Division of Trane Company ("Trane"), which included the predecessor of ALTEC International, Inc. Mr. Baines is a Certified Public Accountant. Mr. Baines' term as a Director expires in 2001.

THOMAS F. MCKEE, 51

PARTNER AND VICE CHAIRMAN,

EXECUTIVE COMMITTEE

CALFEE, HALTER & GRISWOLD LLP

CLEVELAND, OHIO

    Thomas F. McKee is a Partner in the law firm of Calfee, Halter & Griswold LLP and Vice Chairman of its Executive Committee. Mr. McKee principally practices in the corporate finance area. Mr. McKee has served as a member of and corporate secretary to a number of Boards of Directors, including McDonald & Company Investments Inc., Signature Brands, Inc., Mr. Coffee, Inc., DataTRAK International, Inc. and LogoAthletic, Inc. Mr. McKee received his J.D. from Case Western Reserve University School of Law and his bachelor's degree from the University of Michigan. Mr. McKee has served as a Director of the Company since May 1999. Mr. McKee's term as a Director expires in 2001.

ARTHUR S. HOLMES, 59

CHAIRMAN AND

CHIEF EXECUTIVE OFFICER

CHART INDUSTRIES, INC.

CLEVELAND, OHIO

    Arthur S. Holmes has been Chairman of the Board of Directors and Chief Executive Officer of the Company since its formation in June 1992. He also was the Company's President from June 1992 to December 1993. He also has been President and the principal owner of Holmes Investment Services, Inc., a management consulting firm, since 1989. Mr. Holmes served as President of ALTEC International, Inc., from 1985 through 1989. From 1978 through 1985, he served in a variety of managerial capacities for Koch Process Systems, Inc., the predecessor of Process Systems International, Inc., an operating unit of Chart, including Vice President -- Manager of the Gas Processing Division. Mr. Holmes is the co-inventor of the Company's patented Ryan/Holmes technology.
Mr. Holmes' term as a Director expires in 2002.

RICHARD J. CAMPBELL, 70

MULTISTACK, INC.

WEST SALEM, WISCONSIN

    Richard J. Campbell recently retired from Multistack, Inc., a manufacturer of commercial, industrial and process modular water chillers. Mr. Campbell had served as President of Multistack, Inc. since 1995 and as a principal from 1989 until 1995. Mr. Campbell also served as Senior Vice President of American Standard, Inc. ("American Standard") from 1984 through his retirement in 1986 in charge of American Standard's Trane Division. Mr. Campbell was President, Chief Operating Officer and a Director of Trane from 1977 until American Standard's acquisition of Trane in 1984. Mr. Campbell has served as a Director of the Company since July 1992. Mr. Campbell's term as a Director expires in 2002.

BOARD OF DIRECTORS AND COMMITTEES

    The Board of Directors has four standing Board committees: the Executive Committee, the Audit Committee, the Compensation Committee, which has a subcommittee, and the Strategic Planning Committee, the members of each of which are indicated below.

    The Executive Committee exercises the power and authority of the Board of Directors in the interim period between Board meetings. The Executive Committee did not meet during the last fiscal year. The members of the Executive Committee are Arthur S. Holmes and Don A. Baines.

    The Audit Committee reviews the activities of the Company's internal accounting functions and independent public accountants, as well as various Company policies and practices. The Audit Committee met once during the last fiscal year. The members of the Audit Committee are Richard J. Campbell, Thomas
F. McKee, Lazzaro G. Modigliani and Robert G. Turner, Jr.

    The Compensation Committee is responsible for the determination of compensation payable to the executive officers of the Company. In addition, the Compensation Committee is responsible for the administration of the Company's 1992 Key Employees Stock Option Plan, the Amended and Restated 1997 Stock Option and Incentive Plan and the 1997 Stock Bonus Plan. The Compensation Committee met four times during the last fiscal year. The members of the Compensation Committee are Richard J. Campbell, Thomas F. McKee, Lazzaro G. Modigliani and Robert G. Turner, Jr.

    The Compensation Subcommittee, which was established in May 1999, consists solely of qualifying Directors under Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 162(m) of the Internal Revenue Code (the "Code"), and is responsible for making certain grants, awards and other administrative arrangements regarding selected compensation decisions for the Chief Executive Officer and the Named Executive Officers. See "Compensation Subcommittee Report On Executive Compensation." The Compensation Subcommittee met three times during the last fiscal year. The members of the Compensation Subcommittee are Richard J. Campbell, Lazzaro G. Modigliani and Robert G. Turner, Jr.

    The Strategic Planning Committee, which was established in February 1999, advises management in defining and achieving the Company's strategic objectives. The Strategic Planning Committee did not meet during the last fiscal year. The members of the Strategic Planning Committee are Arthur S. Holmes, Don A. Baines, Richard J. Campbell, Lazzaro G. Modigliani and Robert G. Turner, Jr.

    The Company's Board of Directors met seven times during the last fiscal year. No Director attended fewer than 75% of the aggregate number of meetings of the Board of Directors and the committees on which he served during the period for which he was a member of the Board.

    Each non-employee Director receives a retainer fee in the amount of $3,750 per quarter and $2,500 for each Directors' meeting attended, along with reimbursement of out-of-pocket expenses incurred in connection with attending such meetings. Such non-employee Directors also receive $500 per telephonic conference meeting. In addition, each non-employee Director receives $2,500 per meeting for any meeting of a committee of the Board of Directors that is held on a day other than the day of a Directors' meeting and $1,000 for committee meetings held on the same day as a Directors' meeting. Arthur S. Holmes and Don
A. Baines receive no compensation for serving as Directors. Under the Company's 1996 Stock Option Plan for Outside Directors, each Director who is not also an employee of the Company also receives options to purchase 11,250 shares of Common Stock when such person first becomes a non-employee Director, and receives additional options to purchase 11,250 shares of Common Stock immediately after each annual meeting thereafter for so long as such person continues to be a non-employee Director.

                             EXECUTIVE COMPENSATION

    The table below shows information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended December 31, 1999, 1998 and 1997, of those persons who were for the fiscal year ended December 31, 1999: (i) the Chief Executive Officer and (ii) all other executive officers of the Company (together with the Chief Executive Officer, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                          LONG-TERM
                                                                                         COMPENSATION
                                                                                            AWARDS
                                                                                        --------------
                                                                                          NUMBER OF
                                    ANNUAL COMPENSATION                                   SECURITIES
NAME AND                      --------------------------------        OTHER ANNUAL        UNDERLYING         ALL OTHER
PRINCIPAL POSITION              YEAR      SALARY       BONUS         COMPENSATION(1)       OPTIONS        COMPENSATION(2)
------------------            --------   ---------   ---------      -----------------   --------------   -----------------
Arthur S. Holmes............    1999     $250,000    $ 50,000              --                   --            $15,933
  Chairman and Chief            1998      125,250          --              --                   --             10,723
  Executive Officer             1997      121,000          --              --                   --             11,885

James R. Sadowski...........    1999     $250,000    $ 50,000              --               45,000(4)         $15,933
  President and Chief           1998      207,000     466,500(3)           --               45,000(5)          16,113
  Operating Officer             1997      200,000     383,600(3)           --               45,000(6)          16,207

Don A. Baines...............    1999     $175,000    $ 30,000              --               10,000(7)         $15,933
  Chief Financial Officer       1998      147,000     331,300(3)           --               15,000(8)          16,113
  And Treasurer                 1997      142,000     272,400(3)           --               15,000(9)          16,207

John T. Romain..............    1999     $112,000    $ 20,000              --                5,000(10)        $15,933
  Controller and Chief
    Accounting Officer

------------------

(1) No Named Executive Officer received personal benefits or perquisites in excess of the lesser of $50,000 or 10% of his aggregate salary and bonus.

(2) Represents amounts contributed by the Company to the Named Executive Officer's personal account under the Chart Industries, Inc. 401(k) Investment and Savings Plan.

(3) The bonus amounts include amounts that were deferred to subsequent periods pursuant to the Company's Voluntary Deferred Income Plan. The bonus amounts deferred to a subsequent period for each of these individuals were as follows: Mr. Sadowski for 1998, $186,600, including a stock portion of $85,800 (11,508 shares), and for 1997, $76,700, including a stock portion of $69,200 (5,408 shares); Mr. Baines for 1998, $82,800, including a stock portion of $58,800 (7,881 shares), and for 1997, $54,500, including a stock portion of $47,000 (3,671 shares).

(4) These options were granted in May 1999 pursuant to the Company's Amended and Restated 1997 Stock Option and Incentive Plan. Twenty percent of the shares subject to these options become exercisable on each anniversary date of such grant beginning in May 2000.

(5) These options were granted in November 1998 pursuant to the Company's Amended and Restated 1997 Stock Option and Incentive Plan in replacement of canceled options for the same number of shares granted in April 1998. Twenty percent of the shares subject to these options become exercisable on each anniversary date of such grant beginning in November 1999.

(6) These options were granted in May 1997 pursuant to the Company's Amended and Restated 1997 Stock Option and Incentive Plan. Twenty percent of the shares subject to these options become exercisable on each anniversary date of such grant beginning in May 1998.

(7) These options were granted in February 1999 pursuant to the Company's Amended and Restated 1997 Stock Option and Incentive Plan. Twenty percent of the shares subject to these options become exercisable on each anniversary date of such grant beginning in February 2000.

(8) These options were granted in November 1998 pursuant to the Company's Amended and Restated 1997 Stock Option and Incentive Plan in replacement of canceled options for the same number of shares granted in November 1997. Twenty percent of the shares subject to these options become exercisable on each anniversary date of such grant beginning in November 1999.

(9) These options were canceled in November 1998.

(10) These options were granted in February 1999 pursuant to the Company's Amended and Restated 1997 Stock Option and Incentive Plan. Twenty percent of the shares subject to these options become exercisable on each anniversary date of such grant beginning in February 2000.

OPTION GRANTS

    The table below shows information with respect to grants to the Named Executive Officers of stock options to purchase the Company's Common Stock pursuant to the Company's Amended and Restated 1997 Stock Option and Incentive Plan during the fiscal year ended December 31, 1999.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                    INDIVIDUAL GRANTS
                                         ---------------------------------------   POTENTIAL REALIZABLE VALUE
                                          PERCENTAGE                                 AT ASSUMED ANNUAL RATES
                            NUMBER OF      OF TOTAL                                      OF STOCK PRICE
                            SECURITIES     OPTIONS                                   APPRECIATION FOR OPTION
                            UNDERLYING    GRANTED TO    EXERCISE OR                           TERMS
                             OPTIONS     EMPLOYEES IN   BASE PRICE    EXPIRATION   ---------------------------
NAME                        GRANTED(1)   FISCAL YEAR    (PER SHARE)      DATE         5%                10%
----                        ----------   ------------   -----------   ----------   ---------         ---------
Arthur S. Holmes..........        --        --              --           --           --                --
  Chairman and Chief
  Executive Officer

James R. Sadowski.........    45,000(2)     18.0%         $ 9.00(3)    5/6/2009    $254,700          $645,460
  President and Chief
  Operating Officer

Don A. Baines.............    10,000(4)      4.0%         $ 7.625(5)  2/11/2009    $ 47,950          $121,520
  Chief Financial Officer
  and Treasurer

John T. Romain............     5,000(4)      2.0%         $ 7.625(5)  2/11/2009    $ 23,980          $ 60,760
  Controller and Chief
  Accounting Officer

----------------

(1) In general, an optionee's rights under options will terminate upon his termination of employment. In the event of a "change in control," as such term is defined in the Company's Amended and Restated 1997 Stock Option and Incentive Plan, options will become immediately exercisable for all shares subject to them.

(2) These options were granted on May 6, 1999 pursuant to the Company's Amended and Restated 1997 Stock Option and Incentive Plan. Twenty percent of the shares subject to these options become exercisable on each anniversary date thereof, beginning on May 6, 2000.

(3) Based on the closing price of the Common Stock of $9.00 on the New York Stock Exchange on May 6, 1999.

(4) These options were granted on February 11, 1999 pursuant to the Company's Amended and Restated 1997 Stock Option and Incentive Plan. Twenty percent of the shares subject to these options become exercisable on each anniversary date thereof, beginning on February 11, 2000.

(5) Based on the closing price of the Common Stock of $7.625 on the New York Stock Exchange on February 11, 1999.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

    The table below shows information with respect to the exercise of stock options to purchase the Company's Common Stock during the year ended
December 31, 1999 and unexercised stock options at December 31, 1999 to purchase the Company's Common Stock for the Named Executive Officers.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND DECEMBER 31, 1999 OPTION VALUE

                                                             NUMBER OF SECURITIES
                                                                  UNDERLYING                 VALUE OF UNEXERCISED
                                 NUMBER                       UNEXERCISED OPTIONS            IN-THE-MONEY OPTIONS
                               OF SHARES                     AT DECEMBER 31, 1999           AT DECEMBER 31, 1999(1)
                              ACQUIRED ON      VALUE     -----------------------------   -----------------------------
NAME                            EXERCISE     REALIZED    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----                          ------------   ---------   ------------   --------------   ------------   --------------
Arthur S. Holmes(2).........       --           --              --              --               --             --
  Chairman and Chief
  Executive Officer

James R. Sadowski...........       --           --         130,500         126,000         $151,250        $22,000
  President and Chief
  Operating Officer

Don A. Baines...............       --           --          87,500          64,750         $ 37,320        $ 5,000
  Chief Financial
  Officer and Treasurer
John T. Romain..............       --           --           8,000          18,500         $  3,500             --
  Controller and Chief
  Accounting Officer

------------------

(1) Based on the closing price of the Common Stock of $4.00 on the New York Stock Exchange on December 31, 1999.

(2) Arthur S. Holmes has agreed voluntarily not to participate in the Company's 1992 Key Employees Stock Option Plan and Amended and Restated 1997 Stock Option and Incentive Plan.

CERTAIN AGREEMENTS

    In November 1995, James R. Sadowski entered into an agreement with the Company pursuant to which Mr. Sadowski is employed as President and Chief Operating Officer of the Company. The agreement, which terminates in January 2006, provides for an annual base salary of not less than $183,000 per year and for Mr. Sadowski's participation in incentive compensation programs and other customary employee benefits. The agreement also provides for compensation to Mr. Sadowski and his continued participation in employee benefit plans in the event that his employment is terminated (other than through his voluntary resignation, his discharge for cause or by reason of his death or disability) or in the event of a material change in his employment.

    In May 1996, Don A. Baines entered into an agreement with the Company that, in the event of a change in control of the Company, provides for the continuation of payment of his salary by the Company and his continued participation in certain of the Company's employee benefit plans if his employment with the Company terminates other than through his discharge for cause or by reason of his death or disability. A
December 1998 amendment to the agreement provides that Mr. Baines's entitlement to such payments and employee benefits participation will terminate on the earlier of Mr. Baines's normal retirement date or 24 months following the date on which the change of control occurs.

    In May 1996, John T. Romain entered into an agreement with the Company that, in the event of a change in control of the Company, provides for the continuation of payment of his salary by the Company and his continued participation in certain of the Company's employee benefit plans if his employment with the Company terminates other than through his discharge for cause or by reason of his death or disability. A December 1998 amendment to the agreement provides that Mr. Romain's entitlement to such payments and employee benefits participation will terminate on the earlier of Mr. Romain's normal retirement date or 24 months following the date on which the change of control occurs.

           COMPENSATION SUBCOMMITTEE REPORT ON EXECUTIVE COMPENSATION

GENERAL

    The following report of the Compensation Subcommittee describes the philosophy, objectives and components of the Company's Named Executive Officer compensation programs for 1999 and discusses the determinations concerning the compensation for the Chief Executive Officer for 1999.

    The Compensation Subcommittee of the Compensation Committee (the "Compensation Subcommittee") was formed on May 6, 1999. It consists solely of qualifying Directors under each of Section 16 of the Exchange Act and Section 162(m) of the Code. The Compensation Subcommittee makes certain grants, awards and other administrative arrangements regarding compensation decisions for the Named Executive Officers. Messrs. Campbell, Modigliani and Turner are the members of the Compensation Subcommittee.

COMPENSATION PHILOSOPHY

    In reviewing and overseeing the Company's compensation programs for the Named Executive Officers, the Compensation Subcommittee adheres to a compensation philosophy of providing executive compensation programs that:
(i) attract and retain key executives crucial to the long-term creation of stockholder value; (ii) relate to the achievement of operational and strategic objectives; and (iii) are commensurate with each executive's performance, experience and responsibilities. In making its determinations concerning adjustments to salaries and awards under other compensation plans, the Compensation Subcommittee considers the financial condition and operational performance of the Company during the prior year, the Company's success in achieving strategic objectives, the current market conditions affecting the Company's business, the general business environment and its assessment of the contributions of the individual executive to the Company's performance and achievement of its strategic objectives.

COMPENSATION PROGRAM

    As a means of implementing this compensation philosophy, the Company's compensation program for executive officers consists of the following primary elements: base salary, participation in the Company's discretionary incentive program and participation in the Company's stock option plans. These particular elements are further explained below.

    BASE SALARY-The Compensation Subcommittee determines base salaries by evaluating each executive officer's responsibilities, his individual past performance and his expected future contributions, as well as the competitive environment for executive talent. Based on the review of executive officer compensation information in publicly-filed documents of the companies comprising the peer group index for performance graph purposes ("Peer Group"), as well as other industry data for similarly situated companies in the industrial and manufacturing sectors, the Compensation Subcommittee believes that the salary levels for the Company's Named Executive Officers are typically at or below the average salary levels of this group.

    DISCRETIONARY INCENTIVE PROGRAM-The Company has historically maintained an incentive compensation program for certain key employees of the Company and its operating units (the "Incentive Program"). Although the Compensation Committee of the Board of Directors generally determines the awards under the Incentive Program for key employees of the Company and its operating units, the Compensation Subcommittee determines the awards for the Named Executive Officers. Awards under the Incentive Program have historically been based largely upon targeted corporate and operating unit earnings goals. In addition, the Compensation Subcommittee believes that requiring persons who participate in the Incentive Program to receive a portion of their annual incentive bonuses in shares of Common Stock under the 1997 Bonus Plan increases their direct involvement in the long-term success of the Company.

    Because of the challenging industry environment that the Company faced during 1999, which impacted corporate earnings negatively, no Incentive Program bonuses were paid for 1999 to the Named Executive Officers. These challenges included extremely depressed business conditions for prolonged periods in the Company's Process Systems and Equipment segment. The Compensation Subcommittee determined, however, to award modest cash bonuses outside the terms of the Incentive Plan to the Named Executive Officers for 1999 in recognition of the Company's successes in: Project Fusion, which combined all of the business and acquired companies into a new organizational structure; the post-acquisition integration of MVE Holdings, Inc. ("MVE") and Northcoast Cryogenics into the Company; and the overall reduction in costs and other efforts of these executives during 1999. The Compensation Subcommittee believes that these individuals' efforts during a difficult year have maximized the Company's ability to take advantage of future growth prospects. Because of the modest size of these bonuses, the Compensation Subcommittee determined to award the entire amount of the bonuses for 1999 in cash.

    STOCK OPTION AWARDS-The Company maintains its 1992 Key Employees Stock Option Plan (the "1992 Plan") and Amended and Restated 1997 Stock Option and Incentive Plan (the "1997 Plan," and with the 1992 Plan, the "Option Plans") to provide long-term incentives to its employees, including executive officers. In 1999, the Company granted stock options for 250,000 shares of Common Stock to its key employees, including options for 177,500 shares granted to employees of the MVE business and options for 60,000 shares to the Named Executive Officers.

    The Company relies upon long-term incentives through stock option grants as an integral part of its executive officer compensation program. The Compensation Subcommittee believes that stock option grants are instrumental in promoting the alignment of long-term interests between the Named Executive Officers and stockholders, because the executives realize gains only if the stock price increases over the fair market value at the date of grant and if the executives exercise their options. In determining the size of stock option grants to the Named Executive Officers in 1999, the Compensation Subcommittee considered each executive's expected contributions to the future growth of the Company, the responsibilities of each executive and the executive's position within the Company.

    In light of the significant role that stock options play in providing an adequate long-term incentive to align executive officers' interests with the long-term interests of stockholders, the Compensation Subcommittee and the Board of Directors have also approved the Company's proposed 2000 Executive Incentive Stock Option Plan (the "2000 Executive Plan"). Both the 2000 Executive Plan and the awards of stock options to the Named Executive Officers that the Compensation Subcommittee approved thereunder are subject to approval by the stockholders at the Annual Meeting. See "Proposal to Approve and Adopt the 2000 Executive Incentive Stock Option Plan." The Compensation Subcommittee believes that grants under this plan will help ensure the continued service of the Company's Named Executive Officers. In addition, the Compensation Subcommittee approved vesting conditions for options granted under this plan based both on the Named Executive Officer's continued service AND the Company's financial performance, in order to align closely executive performance and stockholder benefit.

1999 COMPENSATION FOR THE CHIEF EXECUTIVE OFFICER

    In December 1993 the Company hired James R. Sadowski to serve as the Company's President and Chief Operating Officer. As a result of Mr. Sadowski's addition to the Company, Arthur S. Holmes, the Company's Chairman and Chief Executive Officer, was able to focus his attention on strategic corporate objectives and reduce his workload for several years. Accordingly, Mr. Holmes voluntarily agreed to a salary reduction from $175,000 per year to $100,000 per year beginning in 1994 and received incremental increases in his salary until 1998, when his salary was $125,000. Further, in light of his significant equity ownership in the Company,

Mr. Holmes agreed to take no bonuses under the Incentive Program and agreed voluntarily not to receive stock option grants under the Option Plans during this time. Mr. Holmes received no stock option awards during 1999.

    In connection with the Company's acquisition of MVE and other significant developments in the Company's business during 1999, Mr. Holmes became significantly more engaged in the Company's day-to-day operations and was required to increased his workload substantially. Consequently, the Compensation Subcommittee determined that it was appropriate to increase Mr. Holmes's base salary for 1999 to $250,000. Based on the review of chief executive officer compensation information in publicly-filed documents of the Peer Group, as well as other industry data for similarly situated companies in the industrial and manufacturing sectors, the Compensation Subcommittee believes that the Chief Executive Officer's base salary compensation is significantly lower than that of the majority of those persons serving as chief executive officer of the companies comprising this group.

    The Compensation Subcommittee determined to award Mr. Holmes a $50,000 cash bonus for 1999. The Compensation Subcommittee believes that this bonus was appropriate based on Mr. Holmes's efforts in connection with the Company's successes, which are generally discussed above for the Named Executive Officers. Additionally, in light of Mr. Holmes's position, expected contributions to the future growth of the Company and expected future responsibilities, the Compensation Subcommittee believed that it was appropriate to grant stock options to Mr. Holmes during 2000 under the Company's proposed 2000 Executive Plan, conditioned on stockholder approval of the plan at the Annual Meeting. See "Proposal to Approve and Adopt the 2000 Executive Incentive Stock Option Plan."

              COMPENSATION SUBCOMMITTEE OF THE BOARD OF DIRECTORS

                              RICHARD J. CAMPBELL
                             LAZZARO G. MODIGLIANI
                             ROBERT G. TURNER, JR.

       COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Exchange Act requires the Company's officers and Directors and persons who own 10% or more of a registered class of the Company's equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Commission and the New York Stock Exchange. Officers, Directors and 10% or greater stockholders are required by Commission regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file.

    Based solely on the information provided to the Company by persons required to file such reports, the Company believes that one transaction was not reported in a timely manner. Mr. Campbell, a Director of the Company, filed a Form 5 indicating a transaction that should have been reported on an earlier Form 4.

                               PERFORMANCE GRAPH

    Set forth below is a line graph comparing the cumulative total stockholders' return on the Company's Common Stock with the cumulative total return of the Russell 2000 Index and an index of certain peer companies selected by the Company for the period beginning December 31, 1994 and ending December 31, 1999. The graph assumes that the value of the investment in Chart's Common Stock and each index was $100 on December 31, 1994 and that all dividends, if any, were reinvested.

                      COMPARISON OF CHART'S COMMON STOCK,
                 THE RUSSELL 2000 INDEX AND THE PEER GROUP (1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      CHART INDUSTRIES, INC.  RUSSELL 2000 INDEX  PEER GROUP
1995                  149.22              126.11      247.72
1996                  342.56              147.05      266.16
1997                  693.78              179.90      387.45
1998                  354.60              174.66      254.50
1999                  251.85              212.98      317.73

                                       1995               1996               1997               1998               1999
         Chart                        149.22             342.56             693.78             354.60             251.85
         Industries, Inc.
         Russell 2000 Index           126.11             147.05             179.90             174.86             212.98
         Peer Group                   247.72             266.16             387.45             254.50             317.73

--------------

(1) The Peer Group members are American Precision Industries Inc., Gardner Denver, Inc., Graham Corporation, Helix Technology Corporation, Intermagnetics General Corporation, ITEQ, Inc., Pitt-Des Moines, Inc. and Robbins & Myers, Inc.

                       PROPOSAL TO APPROVE AND ADOPT THE
                   2000 EXECUTIVE INCENTIVE STOCK OPTION PLAN

    The Company believes that the 2000 Executive Plan will serve the goals of retaining key executives, aligning their interests with the long-term interests of stockholders and rewarding them for expected future contributions to the growth of the Company. The 2000 Executive Plan allows for the grant of options for 600,000 shares of Common Stock to the Company's executive officers. All of these options are expected to be granted, effective as of the date of the Annual Meeting, to Messrs. Holmes, Sadowski, Baines and Romain, subject to stockholder approval of the plan.

    The vesting of the stock options granted under the 2000 Executive Plan will be based in part on the executive's continued service over a period of five years and in part on the Company's realization of certain financial targets on an annualized basis over a period of five years. The Company believes that these vesting conditions will help to ensure the continued service of key executives and align closely executive performance and stockholder value, providing executives with an incentive to achieve earnings growth and higher market prices for the Company's Common Stock.

    The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote, present either in person or by proxy at the meeting, is required for the adoption of the 2000 Executive Plan. Thus, abstentions will have the same effect as votes against the proposal. Brokers who hold shares of Common Stock as nominees will have discretionary authority to vote such shares if they have not received voting instructions from the beneficial owners by the tenth day before the meeting, provided that this Proxy Statement is transmitted to the beneficial owner at least 15 days before the meeting. Broker non-votes are not counted as present and entitled to vote for determining whether this proposal has been approved and have no effect on its outcome.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE AND ADOPT THE 2000 EXECUTIVE INCENTIVE STOCK OPTION PLAN.

    The following summary of the material features of the 2000 Executive Plan is qualified entirely by reference to it. A copy of the 2000 Executive Plan is attached hereto as Exhibit A.

GENERAL

    The 2000 Executive Plan is a stock option plan that will give the Compensation Subcommittee broad discretion to fashion the terms of stock option awards in order to provide the Company's executive employees with appropriate stock-based incentives.

    All executive employees will be eligible for participation in the 2000 Executive Plan. The 2000 Executive Plan will be administered by the Compensation Subcommittee, a standing subcommittee of the Compensation Committee of the Board of Directors comprised entirely of non-employee Directors that satisfy the requirements for a "non-employee director" under

Rule 16b-3 of the Exchange Act and an "outside director" within the meaning of
Section 162(m) of the Code.

    AUTHORITY OF COMPENSATION SUBCOMMITTEE. The Compensation Subcommittee has authority to select the eligible executive employees who will receive awards of stock options (persons receiving awards under the 2000 Executive Plan are known as "Participants"); grant awards; determine the terms, conditions and restrictions applicable to the awards (including the forms of agreements for such awards); determine how the exercise price is to be paid; modify or replace outstanding awards within the limits of the 2000 Executive Plan; accelerate the date on which awards become exercisable; waive the restrictions and conditions applicable to awards; and establish rules governing the 2000 Executive Plan, including special rules applicable to awards made to employees who are foreign nationals or are employed outside the United States. Under the 2000 Executive Plan, any amendment of outstanding options to change the amount of the exercise price per share of Common Stock, other than for an adjustment resulting from certain Company actions such as a stock split, must be approved by the Company's stockholders to be effective.

    The 2000 Executive Plan does not generally establish limits on the exercise price of awards, earn-out or vesting periods or termination provisions in the event of termination of employment. Instead, the Compensation Subcommittee is given the broad authority to establish these terms in order to best achieve the purposes of the 2000 Executive Plan.

    Within certain limits, the Compensation Subcommittee may delegate its authority under the 2000 Executive Plan to any other person or persons. Any decision made by the Compensation Subcommittee in connection with the administration, interpretation and implementation of the 2000 Executive Plan and of its rules and regulations will be, to the extent permitted by law, final and binding upon all persons. Neither the Compensation Subcommittee nor any of its members is liable for any act taken by the Compensation Subcommittee pursuant to the 2000 Executive Plan. No member of the Compensation Subcommittee is liable for the act of any other member.

    NUMBER OF SHARES OF COMMON STOCK. The aggregate number of shares of Common Stock that may be subject to awards granted under the 2000 Executive Plan during its term is 600,000, subject to certain adjustments as described below. Shares of Common Stock issued under the 2000 Executive Plan may be either newly-issued shares or treasury shares.

    Shares of Common Stock subject to an award that is forfeited, terminated or canceled without having been exercised will generally be available again for grant under this plan, without reducing the number of shares of Common Stock available in any fiscal year for grant of awards under the plan.

    TRANSFERABILITY. The Compensation Subcommittee, in its sole discretion, may provide for transferability of particular awards under the plan on such terms and conditions as the Compensation Subcommittee may determine. Otherwise, any award under the plan will not be transferable by a participant other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order.

    ADJUSTMENTS. In the event of a merger, recapitalization, stock dividend, stock split, distribution to stockholders (other than cash dividends) or similar transaction, the Compensation Subcommittee can adjust, in any manner that it deems equitable, the number and class of shares that may be issued under the 2000 Executive Plan and the number and class of shares, and the exercise price, applicable to outstanding awards.

    TYPES OF AWARDS. The 2000 Executive Plan provides for the grant of awards of "non-qualified" stock options, exercisable for shares of Common Stock.

    CERTAIN LIMITS ON GRANT OF STOCK OPTIONS. The 2000 Executive Plan provides that the maximum aggregate number of shares of Common Stock for which stock options may be granted to any particular employee during any calendar year during the term of the plan is 200,000 shares, subject to adjustment as described above.

    PAYMENT OF EXERCISE PRICE. The exercise price of stock options may be paid in cash, by the transfer of shares of Common Stock, by the surrender of all or part of an award or by a combination of these methods, as and to the extent permitted by the Compensation Subcommittee. The Compensation Subcommittee may prescribe any other method of payment of the exercise price that it determines to be consistent with applicable law and the purpose of the 2000 Executive Plan.

    TAXES ASSOCIATED WITH AWARDS. Prior to the payment of an award, the Company may withhold, or require a participant to remit to the Company, an amount of cash sufficient to pay any federal, state and local taxes associated with the award. In addition, the Compensation Subcommittee may permit participants to pay the taxes associated with an award in cash, by the transfer of shares of Common Stock, by the surrender of all or part of an award, or by a combination of these methods.

    TERMINATION OF AWARDS. Awards expire on the tenth anniversary of the date of grant or on such earlier date established by the Compensation Subcommittee. In addition, the Compensation Subcommittee may cancel any awards if the participant, without the Company's prior written consent, renders services for an organization, or engages in a business, that is, in the judgment of the Compensation Subcommittee, in competition with the Company, or discloses to anyone outside of the Company, or uses for any purpose other than the Company's business, any confidential information relating to the Company in a fashion that may be injurious to the Company.

    CHANGE IN CONTROL. In the event of a change in control of the Company, as defined in the 2000 Executive Plan, the Compensation Subcommittee has the right, in its sole discretion, to (i) accelerate the exercisability of any stock options, notwithstanding any limitations set forth in the 2000 Executive Plan;
(ii) cancel all outstanding stock options in exchange for the kind and amount of shares of the surviving or new corporation, cash, securities, evidences of indebtedness, other property or any combination thereof receivable in respect of one share of Common Stock upon consummation of the transaction in question (the "Acquisition Consideration") that the participant would have received had the stock option been exercised before such transaction, less the applicable exercise price; (iii) cause the participant to have the right thereafter and during the term of the stock option, to receive upon exercise thereof the Acquisition Consideration receivable upon the consummation of such transaction by a holder of number of shares of Common Stock which might have been obtained upon exercise of all or any portion thereof; or (iv) take such other action as it deems appropriate to preserve the value of the award to the participant. Alternatively, the Compensation Subcommittee has the right to require any purchaser of the Company's assets or stock, as the case may be, to take any of the actions set forth in the preceding sentence as such purchaser may determine to be appropriate or desirable.

    AMENDMENT, EFFECTIVE DATE AND TERMINATION OF THE 2000 EXECUTIVE PLAN. The Board of Directors may amend, suspend or terminate the 2000 Executive Plan at any time. Stockholder approval for any such amendment will be required if it is required by applicable law or the rules of the principal national securities exchange upon which the Common Stock is traded or quoted. The Compensation Subcommittee may amend the terms of any award, but no amendment may impair the rights of any participant without his consent and the exercise price of any outstanding stock options may not be amended without stockholder approval, except pursuant to an adjustment described above under "Adjustments."

    The 2000 Executive Plan was approved by the Board of Directors and the Compensation Subcommittee of the Board of Directors on February 10, 2000, subject to approval by the Company's stockholders. The 2000 Executive Plan will remain in effect until December 31, 2004, unless earlier terminated.

FEDERAL INCOME TAX CONSEQUENCES OF AWARDS

    The anticipated income tax treatment, under current provisions of the Code, of the grant and exercise of awards of stock options under the 2000 Executive Plan is as follows:

    In general, an employee will not recognize taxable income at the time stock options are granted under the 2000 Executive Plan. An amount equal to the difference between the exercise price and the fair market value, on the date of exercise, of the shares of Common Stock acquired upon exercise of stock options will be included in the employee's ordinary income in the taxable year in which these stock options are exercised. The employee's holding period for such shares will commence on the day on which the employee recognized taxable income in respect of such shares. Upon disposition of the shares of Common Stock acquired upon exercise of stock options, appreciation or depreciation from the tax basis of the shares, the fair market value on the date of exercise, will be treated as either capital gain or capital loss.

    Subject to the applicable provisions of the Code and regulations thereunder, the Company generally will be entitled to a federal income tax deduction in the amount of the ordinary income realized by the employee in the year the stock options are exercised. Any amounts includable as ordinary income to an employee in respect of stock options will be subject to applicable withholding for federal income and employment taxes.

    The discussion set forth above does not purport to be a complete analysis of all potential tax consequences relevant to recipients of awards under the 2000 Executive Plan or the Company or to describe tax consequences based on particular circumstances. It is based on United States federal income tax law and interpretational authorities as of the date of this Proxy Statement, which are subject to change at any time. The discussion does not address state or local income tax consequences or income tax consequences for taxpayers who are not subject to taxation in the United States.

    NEW PLAN BENEFITS. The following table sets forth as of March 17, 2000 options expected to be granted in the aggregate under the 2000 Executive Plan to: (i) the Chief Executive Officer, (ii) the other Named Executive Officers,
(iii) all executive officers of the Company as a group; (iv) all current directors of the Company who are not executive officers, as a group; and
(v) all employees, including all current officers who are not executive officers, as a group.

                                                                 NUMBER OF
NAME                                                          OPTIONS GRANTED
----                                                          ---------------
Arthur S. Holmes............................................      187,500
James R. Sadowski...........................................      187,500
Don A. Baines...............................................      125,000
John T. Romain..............................................      100,000
All executive officers as a group...........................      600,000
All current directors who are not executive officers as a
  group.....................................................            0
All employees who are not executive officers as a group.....            0

                      PROPOSAL TO APPROVE THE AMENDMENT TO
                THE 1996 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

    The stockholders of the Company approved the adoption of the Chart Industries, Inc. 1996 Stock Option Plan for Outside Directors (the "Directors Option Plan") at the Annual Meeting of Stockholders on April 2, 1996. The stockholders will be asked at the 2000 Annual Meeting to vote on a proposal to approve an amendment to the Directors Option Plan to increase the number of shares available for issuance under the plan.

    As of December 31, 1999, only 33,750 options remained available for future grant under the Directors Option Plan. The Board of Directors has approved an amendment to the Directors Option Plan in order to provide for a sufficient pool of shares of Common Stock for awards to the Company's Outside Directors. The amendment increases the maximum number of shares available for awards under the Directors Option Plan by 210,000 to a total of 378,750 shares.

    The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote, present either in person or by proxy at the meeting, is required for the amendment of the Directors Option Plan. Thus, abstentions will have the same effect as votes against the proposal. Brokers who hold shares of Common Stock as nominees will have discretionary authority to vote such shares if they have not received voting instructions from the beneficial owners by the tenth day before the meeting, provided that this Proxy Statement is transmitted to the beneficial owner at least 15 days before the meeting. Broker non-votes are not counted as present and entitled to vote for determining whether this proposal has been approved and have no effect on its outcome.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE AMENDMENT TO THE DIRECTORS OPTION PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE PLAN BY 210,000.

    The following is a summary of the material features of the Directors Option Plan, as proposed to be amended, and is qualified entirely by reference to it. A copy of the Directors Option Plan, as currently in effect, is attached hereto as Exhibit B.

GENERAL

    The Directors Option Plan provides for the issuance of options to purchase a maximum of an aggregate of 378,750 shares of the Company's Common Stock to Directors of the Company who are not employees of the Company or any subsidiary (the "Outside Directors"). There are presently four eligible Outside Directors, Richard J. Campbell, Thomas F. McKee, Lazzaro G. Modigliani and Robert G. Turner, Jr. The Directors Option Plan will terminate on February 8, 2006, unless earlier terminated by resolution of the Board of Directors.

GRANTS OF OPTIONS

    Subject to the terms of the Directors Option Plan, each Outside Director on an annual basis will automatically be granted non-qualified stock options to purchase 11,250 shares of Common Stock on the date of each Annual Meeting of Stockholders at the then fair market value calculated by reference to the closing price of the Common Stock on the New York Stock Exchange. In addition, each Outside Director first appointed or elected to the Board in the future will be granted similar options for 11,250 shares as of the date of such appointment or election.

EXERCISE OF OPTIONS

    Specific options granted under the Directors Option Plan will expire on the tenth anniversary of the date the specific options were granted. Except as otherwise provided in the event of an Outside Director's death, only the Outside Director may exercise options, provided that a guardian or other legal representative who has been duly appointed for such Outside Director may exercise options on behalf of the Outside Director. Upon satisfaction of all conditions, the options may be exercised in whole or in part at any time until expiration of the right to exercise these options, but this right of exercise is limited to whole shares. Options may be exercised by the Outside Director giving written notice to the Company of the Outside Director's exercise of the options accompanied by full payment of the purchase price either in cash or in other consideration (including shares of Common Stock) having a fair market value, as defined in the Directors Option Plan, on the date the options are exercised equal to that portion of the purchase price for which payment in cash is not made.

    Options granted under the Directors Option Plan will become fully vested and exercisable on the first anniversary of the date of grant. In the event of a Change in Control, as defined in the Directors Option Plan, an Outside Director may exercise his options with respect to all shares of Common Stock that are covered by these options.

SECURITIES SUBJECT TO THE DIRECTORS OPTION PLAN

    Not more than 378,750 shares of Common Stock of the Company may be issued pursuant to the Directors Option Plan in the aggregate, except that in the event of stock splits, stock dividends, combinations, exchanges of shares or similar capital adjustments, an appropriate adjustment in the stock subject to the Directors Option Plan will be made. If any options expire without having been fully exercised, the shares with respect to which such options have not been exercised will not be available for further options.

TERMINATION OF DIRECTORSHIP

    If an Outside Director ceases to be a Director of the Company because of death or disability, the options may be exercised until the earlier to occur of either (i) three months after the Outside Director's termination of directorship or (ii) the expiration of the options, but only to the extent these options were exercisable at the date of the Outside Director's termination of directorship. If any options are exercisable following the Outside Director's death, then these options may be exercisable by the Outside Director's estate, or the person designated in the Outside Director's Last Will and Testament, or the person to whom the options were transferred by the applicable laws of descent and distribution.

FEDERAL INCOME TAX CONSEQUENCES OF AWARDS

    The options granted under the Directors Option Plan will be non-qualified options for federal income tax purposes. An Outside Director to whom options are granted will not recognize income at the time of grant of such options. When such Outside Director exercises such non-qualified options, the Outside Director will recognize ordinary compensation income equal to the difference, if any, between the option price paid and the fair market value, as of the date of option exercise, of the shares the Outside Director receives. The tax basis of such shares to such Outside Director will be equal to the fair market value, as of the date of option exercise, and the Outside Director's holding period for such shares will commence on the day on which the Outside Director recognized taxable income in respect of such shares. Upon disposition of the shares acquired upon exercise of stock options, appreciation or depreciation from the tax bases of the shares will be treated as a capital gain or a capital loss.

    Subject to applicable provisions of the Code and regulations thereunder, the Company generally will be entitled to a federal income tax deduction with respect to non-qualified options in an amount equal to the ordinary compensation income recognized by the Outside Director.

    The discussion set forth above does not purport to be a complete analysis of all potential tax consequences relevant to recipients of options or the Company or to describe tax consequences based on particular circumstances. It is based on United States federal income tax law and interpretational authorities as of the date of this Proxy Statement, which are subject to change at any time. The discussion does not address state or local income tax consequences or income tax consequences for taxpayers who are not subject to taxation in the United States.

                           DATE TO SUBMIT STOCKHOLDER
                       PROPOSALS FOR 2001 ANNUAL MEETING

    Any stockholder who wishes to submit a proposal for inclusion in the proxy materials to be distributed by the Company in connection with its Annual Meeting of Stockholders to be held in 2001 must do so no later than December 4, 2000. To be eligible for inclusion in the 2001 proxy materials of the Company, proposals must conform to the requirements set forth in Regulation 14A under the Exchange Act.

    The Company may use its discretion in voting proxies with respect to stockholder proposals not included in the Proxy Statement for the fiscal year ended December 31, 2000, unless the Company receives notice of such proposals prior to February 15, 2001.

                                 OTHER MATTERS

    Representatives of Ernst & Young LLP, the Company's independent auditors, will be present at the Annual Meeting. They will be afforded the opportunity to make a statement at the Annual Meeting, and are expected to be available to respond to appropriate questions. The Board of Directors is not aware of any matter to come before the Annual Meeting other than those mentioned in the Notice of Annual Meeting of Stockholders. If other matters, however, properly come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their best judgment on such matters insofar as the proxies are not limited to the contrary.

    UPON THE RECEIPT OF A WRITTEN REQUEST FROM ANY STOCKHOLDER, THE COMPANY WILL MAIL, AT NO CHARGE TO THE STOCKHOLDER, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 13A-1 UNDER THE EXCHANGE ACT, FOR THE COMPANY'S MOST RECENT FISCAL YEAR. WRITTEN REQUESTS FOR SUCH REPORT SHOULD BE DIRECTED TO:

       TREASURER
       CHART INDUSTRIES, INC.
       5885 LANDERBROOK DRIVE, SUITE 150
       CLEVELAND, OHIO 44124

    You are urged to sign and return your proxy promptly in the enclosed return envelope to make certain your shares will be voted at the Annual Meeting.

                                          By Order of the Board of Directors

                                          THOMAS F. MCKEE
                                          SECRETARY

March 31, 2000

                                   EXHIBIT A
                             CHART INDUSTRIES, INC.
                   2000 EXECUTIVE INCENTIVE STOCK OPTION PLAN

SECTION 1. PURPOSE

    The Chart Industries, Inc. 2000 Executive Incentive Stock Option Plan is designed to foster the long-term growth and performance of the Company by enhancing the Company's ability to attract and retain highly qualified executive employees and motivating executive employees to serve and promote the long-term interests of the Company and its stockholders through stock ownership and performance-based incentives. To achieve this purpose, the Plan provides authority for the grant of Stock Options.

SECTION 2. DEFINITIONS

    (a) "ACQUISITION CONSIDERATION" shall be as defined in Section 12 hereof.

    (b) "AFFILIATE" shall have the meaning ascribed to that term in Rule 12b-2 promulgated under the Exchange Act.

    (c) "AWARD" shall mean the grant of Stock Options.

    (d) "AWARD AGREEMENT" shall mean any agreement between the Company and a Participant that sets forth terms, conditions, and restrictions applicable to an Award.

    (e) "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company.

    (f) "CHANGE IN CONTROL" shall include, but not be limited to: (i) the first purchase of shares by a Third Party pursuant to a tender offer or exchange (other than a tender offer or exchange by the Company) for all or part of the Company's Common Stock of any class or any securities convertible into such Common Stock; (ii) the receipt by the Company of a Schedule 13D or other advice indicating that a Third Party is the "beneficial owner" (as that term is defined in Rule 13d-3 promulgated under the Exchange Act) of 50 percent (50%) or more of the Company's Common Stock calculated as provided in paragraph (d) of said Rule 13d-3; (iii) the date of approval by stockholders of the Company of an agreement providing for any consolidation or merger of the Company in which the Company will not be the continuing or surviving corporation or pursuant to which shares of capital stock of any class, or any securities convertible into such capital stock, of the Company would be converted into cash, securities, or other property, other than a merger of the Company in which the holders of common stock of all classes of the Company immediately prior to the merger would have the same proportion of ownership of common stock of the surviving corporation immediately after the merger; (iv) the date of the approval by stockholders of the Company of any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company; (v) the adoption of any plan or proposal for the liquidation (but not a partial liquidation) or dissolution of the Company; or (vi) such other event as the Committee shall in its sole and absolute discretion, deem to be a "Change in Control" for purposes of this Plan or any Notice of Award or Award Agreement entered into pursuant hereto. The manner of application and interpretation of the foregoing provisions shall be determined by the Committee in its sole and absolute discretion.

    (g) "CODE" shall mean the Internal Revenue Code of 1986, or any law that supersedes or replaces it, as amended from time to time.

    (h) "COMMITTEE" shall mean the Compensation Subcommittee of the Board of Directors, or any other committee of the Board of Directors authorized by the Board of Directors to administer this Plan that is constituted in a manner that satisfies the "non-employee director" standard set forth in Rule 16b-3 and the "outside director" requirements of Section 162(m) of the Code.

    (i) "COMMON STOCK" shall mean shares of Common Stock, $.01 par value, of Chart Industries, Inc., including authorized and unissued shares and treasury shares.

    (j) "COMPANY" shall mean Chart Industries, Inc., a Delaware corporation, and its direct and indirect subsidiaries.

    (k) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, and any law that supersedes or replaces it, as amended from time to time.

    (l) "FAIR MARKET VALUE" of Common Stock shall mean the value of the Common Stock determined by the Committee, or pursuant to rules established by the Committee.

    (m) "NOTICE OF AWARD" shall mean any notice by the Committee to a Participant that advises the participant of the grant of an Award or sets forth terms, conditions, and restrictions applicable to an Award.

    (n) "PARTICIPANT" shall mean any person to whom an Award has been granted under this Plan.

    (o) "PERSON" shall mean an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a governmental authority.

    (p) "RULE 16B-3" shall mean Rule 16b-3 promulgated under the Exchange Act, or any rule that supersedes or replaces it, as amended from time to time.

    (q) "STOCK OPTION" shall mean an Award granted pursuant to Section 6(a) hereof. All Stock Options granted hereunder shall be non-qualified stock options that do not meet the requirements of Section 422 of the Code and are governed by
Section 83 of the Code.

    (r)  "THIRD PARTY" shall mean any person, group or entity other than Arthur
S. Holmes or Charles S. Holmes.

SECTION 3. ELIGIBILITY

    All executive employees of the Company are eligible for the grant of Awards. The selection of any such persons to receive Awards will be within the discretion of the Committee. More than one Award may be granted to the same person.

SECTION 4. SHARES OF COMMON STOCK AVAILABLE FOR AWARDS; ADJUSTMENT

    (a) NUMBER OF SHARES OF COMMON STOCK. The aggregate number of shares of Common Stock that may be subject to Awards granted under this Plan during the term of this Plan will be equal to 600,000 shares of Common Stock, subject to any adjustments made in accordance with the terms of this Section 4.

    Shares of Common Stock subject to an Award that is forfeited, terminated, or canceled without having been exercised will again be available for grant under this Plan, without reducing the number of shares of Common Stock available in any fiscal year for grant of Awards under this Plan, except to the extent that the availability of those shares of Common Stock would cause this Plan or any Awards granted under this Plan to fail to qualify for the exemption provided by Rule 16b-3.

    (b) NO FRACTIONAL SHARES. No fractional shares of Common Stock will be issued, and the Committee will determine the manner in which the value of fractional shares of Common Stock will be treated.

    (c) ADJUSTMENT. In the event of any change in the Common Stock by reason of a merger, consolidation, reorganization, recapitalization, or similar transaction, including any transaction described under Section 424(a) of the Code, or in the event of a stock dividend, stock split, or distribution to stockholders (other than normal cash dividends), the Committee will have authority to adjust, in any manner that it deems equitable, the number of shares specified in Sections 4(a) and 6(b) and the number and class of shares of Common Stock subject to outstanding Awards, the exercise price applicable to outstanding Awards, and the Fair Market Value of the shares of Common Stock and other value determinations applicable to outstanding Awards, including as may be allowed or required under Section 424(a) of the Code.

SECTION 5. ADMINISTRATION

    (a) COMMITTEE. This Plan will be administered by the Committee. The Committee will, subject to the terms of this Plan, have the authority to: (i) select the eligible executive employees who will receive Awards; (ii) grant Awards; (iii) determine the number and types of Awards to be granted to eligible executive employees; (iv) determine the terms, conditions, vesting periods, and restrictions applicable to Awards, including timing and price; (v) adopt, alter, and repeal administrative rules and practices governing this Plan; (vi) interpret the terms and provisions of this Plan and any Awards granted under this Plan, including, where applicable, determining the method of valuing any Award and certifying as to the satisfaction of such

Awards; (vii) prescribe the forms of any Notices of Award, Award Agreements, or other instruments relating to Awards; and (viii) otherwise supervise the administration of this Plan.

    (b) DELEGATION. The Committee may delegate any of its authority to any other person or persons that it deems appropriate, provided the delegation does not cause this Plan or any Awards granted under this Plan to fail to qualify for the exemption provided by Rule 16b-3.

    (c) DECISIONS FINAL. All decisions by the Committee, and by any other Person or Persons to whom the Committee has delegated authority, to the extent permitted by law, will be final and binding on all Persons.

    (d) NO LIABILITY. Neither the Committee nor any of its members shall be liable for any act taken by the Committee pursuant to the Plan. No member of the Committee shall be liable for the act of any other member.

SECTION 6. AWARDS

    (a) GRANT OF AWARDS. The Committee will set forth in the Notice of Award or Award Agreement the terms, conditions, vesting periods, and restrictions applicable to each grant of a Stock Option. A Participant who is granted a Stock Option shall have the right to purchase a specified number of shares of Common Stock, during a specified period, and at a specified exercise price, all as determined by the Committee.

    (b) LIMITS ON AWARDS. The maximum aggregate number of shares of Common Stock for which Stock Options may be granted to any particular executive employee during any calendar year during the term of this Plan is 200,000, subject to adjustment in accordance with Section 4(c).

    (c) TERMINATION OF AWARDS. Any Award granted under this Plan shall expire, and the Participant to whom such Award was granted shall have no further rights with respect thereto, on the tenth anniversary of the date of grant of such Award, or on such earlier date as may be established by the Committee and provided in the Notice of Award or Award Agreement with respect to such Award.

SECTION 7. DEFERRAL OF PAYMENT

    With the approval of the Committee, the delivery of the shares of Common Stock subject to an Award may be deferred, either in the form of installments or a single future delivery. The Committee may also permit selected Participants to defer the receipt of some or all of their Awards, as well as other compensation, in accordance with procedures established by the Committee to assure that the recognition of taxable income is deferred under the Code. Deferred amounts may, to the extent permitted by the Committee, be credited as cash. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments.

SECTION 8. PAYMENT OF EXERCISE PRICE

    The exercise price of a Stock Option may be paid in cash, by the transfer of shares of Common Stock, by the surrender of all or part of an Award (including the Award being exercised), or by a combination of these methods, as and to the extent permitted by the Committee. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of this Plan.

SECTION 9. TAXES ASSOCIATED WITH AWARDS

    Prior to the payment of an Award or upon the exercise or release thereof, the Company may withhold, or require a Participant to remit to the Company, an amount sufficient to pay any federal, state, and local taxes associated with the Award. The Committee may, in its discretion and subject to such rules as the Committee may adopt, permit a Participant to pay any or all taxes associated with the Award in cash, by the transfer of shares of Common Stock, by the surrender of all or part of an Award (including the Award being exercised), or by a combination of these methods.

SECTION 10. TERMINATION OF EMPLOYMENT

    If the employment of a Participant terminates for any reason, all unexercised, deferred, and unpaid Awards may be exercisable or paid only in accordance with rules established by the Committee or as specified in the particular Award Agreement or Notice of Award. Such rules may provide, as the Committee deems appropriate, for the expiration, continuation, or acceleration of the vesting of all or part of the Awards.

SECTION 11. TERMINATION OF AWARDS UNDER CERTAIN CONDITIONS

    The Committee may cancel any unexpired, unpaid, or deferred Awards at any time if the Participant is not in compliance with all applicable provisions of this Plan or with any Notice of Award or Award Agreement or if the Participant, without the prior written consent of the Company, engages in any of the following activities:

         (i) Renders services for an organization, or engages in a business, that is, in the judgment of the Committee, in competition with the Company; or

         (ii) Discloses to anyone outside of the Company, or uses for any purpose other than the Company's business any confidential information or material relating to the Company, whether acquired by the Participant during or after employment with the Company, in a fashion or with a result that the Committee, in its judgment, deems is or may be injurious to the best interests of the Company.

    The Committee may, in its discretion and as a condition to the exercise of an Award, require a Participant to acknowledge in writing that he or she is in compliance with all applicable provisions of this Plan and of any Notice of Award or Award Agreement and has not engaged in any activities referred to in clauses (i) and (ii) above.

SECTION 12. CHANGE IN CONTROL

    In the event of a Change in Control of the Company, the Committee shall have the right, in its sole discretion, to (i) accelerate the exercisability of any Stock Options, notwithstanding any limitations set forth in the Plan;
(ii) cancel all outstanding Stock Options in exchange for the kind and amount of shares of the surviving or new corporation, cash, securities, evidences of indebtedness, other property or any combination thereof receivable in respect of one share of Common Stock upon consummation of the transaction in question (the "Acquisition Consideration") that the Participant would have received had the Stock Option been exercised prior to such transaction, less the applicable exercise price therefor; (iii) cause the Participant to have the right thereafter and during the term of the Stock Option to receive upon exercise thereof the Acquisition Consideration receivable upon the consummation of such transaction by a holder of the number of shares of Common Stock which might have been obtained upon exercise of all or any portion thereof; or (iv) take such other action as it deems appropriate to preserve the value of the Award to the Participant. Alternatively, the Committee shall also have the right to require any purchaser of the Company's assets or stock, as the case may be, to take any of the actions set forth in the preceding sentence as such purchaser may determine to be appropriate or desirable.

SECTION 13. AMENDMENT, SUSPENSION, OR TERMINATION OF THIS PLAN; AMENDMENT OF OUTSTANDING AWARDS

    (a) AMENDMENT, SUSPENSION, OR TERMINATION OF THIS PLAN. The Board of Directors may amend, suspend, or terminate this Plan at any time; provided, however, that any amendment that must be approved by the Company's stockholders in order to comply with applicable law or the rules of the New York Stock Exchange or, if the Common Stock is not traded on the New York Stock Exchange, the principal national securities exchange upon which the Common Stock is traded or quoted, shall not be effective unless and until such approval has been obtained.

    (b) AMENDMENT OF OUTSTANDING AWARDS. The Committee may, in its discretion, amend the terms of any Award, prospectively or retroactively, but no such amendment may impair the rights of any Participant without his or her consent. The Committee may, in whole or in part, waive any restrictions or conditions applicable to, or accelerate the vesting of, any Award. Notwithstanding the foregoing, in no event shall the exercise price of any outstanding Stock Option granted hereunder be amended without approval thereof by the Company's stockholders, except pursuant to an adjustment under Section 4(c).

SECTION 14. TRANSFERABILITY

    Unless otherwise determined by the Committee, (i) no Award granted under the Plan may be transferred by the Participant to whom it is granted other than by will, pursuant to the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code, and (ii) an Award granted under this Plan may be exercised, during the Participant's lifetime, only by the Participant or by the Participant's guardian or legal representative. The Committee, in its sole discretion, may provide for the transferability of particular Awards under this Plan on such terms and conditions as the Committee may determine.

SECTION 15. TERMS OF AWARDS AND RELATED AGREEMENTS NEED NOT BE IDENTICAL

    The form and substance of Awards, Award Agreements and Notices of Awards, whether granted at the same or different times, need not be identical. Subject only to the terms of the Plan, the Committee shall have the authority to prescribe the terms of any Awards and the provisions of any Award Agreements, Notices of Award or other instruments entered into with respect to the same; it being expressly understood that the Committee shall have the authority to include in any such Award Agreements, Notices of Award or other instruments relating to Awards, such representations, warranties, covenants and agreements on behalf of the Company or the participant as it deems necessary or appropriate, including, without limitation, covenants relating to non-competition, non-solicitation and non-disclosure of confidential information.

SECTION 16. GOVERNING LAW

    The interpretation, validity, and enforcement of this Plan will, to the extent not otherwise governed by the Code or the securities laws of the United States, be governed by the laws of the State of Delaware.

SECTION 17. NO RIGHTS AS EMPLOYEES/STOCKHOLDERS

    Nothing in the Plan or in any Award Agreement or Notice of Award shall confer upon any Participant any right to continue in the employ of the Company or an Affiliate of the Company, or to be entitled to receive any remuneration or benefits not set forth in the Plan or such Award Agreement or Notice of Award, or to interfere with or limit either the right of the Company or an Affiliate of the Company to terminate the employment of such Participant at any time with or without cause. Nothing contained in the Plan or in any Award Agreement or Notice of Award shall be construed as entitling any Participant to any rights of a stockholder as a result of the grant of an Award until such time as shares of Common Stock are actually issued to such Participant pursuant to the exercise of a Stock Option.

SECTION 18. EFFECTIVE AND TERMINATION DATES

    (a) EFFECTIVE DATE. This Plan was approved by the Board of Directors on February 10, 2000 subject to adoption by the affirmative vote of the holders of a majority of the voting power of the Company represented by the shares of Common Stock present and eligible to vote, in person or by proxy, at any annual or special meeting of stockholders at which a quorum is present. This Plan shall be deemed to be adopted on the date of such approval by the Board of Directors, subject to such adoption by the stockholders.

    (b) TERMINATION DATE. This Plan will continue in effect until midnight on December 31, 2004; provided, however, that Awards granted on or before that date may extend beyond that date and restrictions and other terms and conditions imposed on any Award granted on or before that date may extend beyond such date.

                                   EXHIBIT B
                             CHART INDUSTRIES, INC.
                  1996 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS
                             AS CURRENTLY IN EFFECT

    Chart Industries, Inc., hereinafter referred to as the "Company", hereby adopts a stock option plan for eligible Directors of the Company (hereinafter referred to sometimes as "Optionees") pursuant to the following terms and provisions:

SECTION 1. PURPOSE OF THE PLAN

    The purpose of this plan, hereinafter referred to as the "Plan," is to provide additional incentive to those Directors of the Company who are not employees of the Company or any of its subsidiaries or affiliates by encouraging them to acquire a new or an additional share ownership in the Company, thus increasing their proprietary interest in the Company's business and providing them with an increased personal interest in the Company's continued success and progress. These objectives will be promoted through the grant of options to acquire Common Stock, par value $.01 per share (the "Common Stock"), of the Company pursuant to the terms of the Plan. Only those Directors who meet the qualifications stated above are eligible for and shall receive options under this Plan.

SECTION 2. EFFECTIVE DATE OF THE PLAN

    The Plan shall become effective on February 8, 1996, subject to the approval of the Plan by holders of a majority of the outstanding shares of voting capital stock of the Company which is present and entitled to vote thereon at a meeting or otherwise. In the case that the Company's stockholders have not approved the Plan on or before February 8, 1997, the Plan and any options granted hereunder shall be null and void.

SECTION 3. SHARES SUBJECT TO THE PLAN

    The shares to be issued upon the exercise of the options granted under the Plan shall be shares of Common Stock of the Company. Either treasury or authorized and unissued shares of Common Stock, or both, as the Board of Directors shall from time to time determine, may be so issued. No shares of Common Stock which are subject of any lapsed, expired or terminated options may be made available for reoffering under the Plan. If an option granted under this Plan is exercised pursuant to the terms and conditions of subsection 5(b), any shares of Common Stock which are the subject thereof shall not thereafter be available for reoffering under the Plan.

    Subject to the provisions of the next succeeding paragraph of this Section 3, the aggregate number of shares of Common Stock for which options may be granted under the Plan shall be One Hundred Sixty-Eight Thousand Seven Hundred Fifty (168,750) shares of Common Stock.

    In the event that subsequent to the date of effectiveness of the Plan, the Common Stock should, as a result of a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, reorganization, redesignation, merger, consolidation, recapitalization or other such change, be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, then (i) there shall automatically be substituted for each share of Common Stock subject to an unexercised option (in whole or in part) granted under the Plan, each share of Common Stock available for additional grants of options under the Plan and each share of Common Stock made available for grant to each eligible Director pursuant to Section 4 hereof, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be changed or for which each such share of Common Stock shall be exchanged, (ii) the option price per share of Common Stock or unit of securities shall be increased or decreased proportionately so that the aggregate purchase price for the securities subject to the option shall remain the same as immediately prior to such event and (iii) the Board shall make such other adjustments as may be appropriate and equitable to prevent enlargement or dilution of option rights. Any such adjustment may provide for the elimination of fractional shares.

SECTION 4. GRANT OF OPTIONS

    (a) AUTOMATIC GRANTS. Subject to the terms of the Plan (including without limitation the receipt of stockholder approval contemplated by Section 2 hereof), each eligible Director as of February 8, 1996 shall be granted a non-qualified stock option for 11,250 shares of Common Stock effective as of February 8, 1996. Each eligible Director first appointed or elected to the Board of Directors after the effective date of the Plan shall be granted a non-qualified stock option to purchase 11,250 shares of Common Stock as of the date of such appointment or election. In addition, subject to the terms of the Plan, each eligible Director shall be granted a non-qualified stock option for 11,250 shares of Common Stock on the date of the Company's Annual Meeting of Stockholders, beginning in 1997. Such grants shall occur automatically without any further action by the Board of Directors.

    (b) OPTION PRICE. The price at which each share of Common Stock may be purchased pursuant to an option granted under the Plan shall be equal to the "fair market value" (as determined pursuant to Section 7) for each such share as of the date on which the option is granted (the "Date of Grant"), but in no event shall such price be less than the par value of such shares of Common Stock. Anything contained in this subsection (b) to the contrary notwithstanding, in the event that the number of shares of Common Stock subject to any option is adjusted pursuant to Section 3, a corresponding adjustment shall be made in the price at which the shares of Common Stock subject to such option may thereafter be purchased.

    (c) DURATION OF OPTIONS. Each option granted under the Plan shall expire and all rights to purchase shares of Common Stock pursuant thereto shall cease on the date (the "Expiration Date") which shall be the tenth anniversary of the Date of Grant of such option.

    (d) VESTING OF OPTIONS. Each option granted under the Plan shall become fully vested and exercisable on the first anniversary of the Date of Grant.

SECTION 5. OPTION PROVISIONS

    (a) LIMITATION ON EXERCISE AND TRANSFER OF OPTIONS. Only the Director to whom the option is granted may exercise the same except where a guardian or other legal representative has been duly appointed for such Director and except as otherwise provided in the case of such Director's death. No option granted hereunder shall be transferable otherwise than by the Last Will and Testament of the Director to whom it is granted or, if the Director dies intestate, by the applicable laws of descent and distribution. No option granted hereunder may be pledged or hypothecated, nor shall any such option be subject to execution, attachment or similar process.

    (b) EXERCISE OF OPTION. Each option granted hereunder may be exercised in whole or in part (to the maximum extent then exercisable) from time to time during the option period, but this right of exercise shall be limited to whole shares. Options shall be exercised by the Optionee (i) giving written notice to the Treasurer of the Company at its principal business office, by certified mail, return receipt requested, of intention to exercise the same and the number of shares with respect to which the option is being exercised (the "Notice of Exercise of Option") accompanied by full payment of the purchase price in cash or, with the consent of the Board of Directors, in whole or in part in shares of Common Stock having a fair market value on the date the option is exercised equal to that portion of the purchase price for which payment in cash is not made and (ii) making appropriate arrangements with the company with respect to income tax withholding, as required, which arrangements may include, in lieu of other withholding arrangements, (a) the Company withholding from issuance to the Optionee such number of shares of Common Stock otherwise issuable upon exercise of the option as the Company and the Optionee may agree; provided that such Optionee has had on file with the Board of Directors, for at least six
(6) months prior thereto, an effective standing election to satisfy said Optionee's tax withholding obligations in such a fashion, which election form by its terms shall not be revocable or amendable for at least six (6) months or
(b) with the consent of the Board of Directors, the Optionee's delivery to the Company of shares of Common Stock having a fair market value on the date the option is exercised equal to that portion of the withholding obligation for which payment in cash is not made. Such Notice of Exercise of Option shall be deemed delivered upon deposit into the mails.

    (c) TERMINATION OF DIRECTORSHIP. If the Optionee ceases to be a Director of the Company, his or her option shall terminate three (3) months after the effective date of termination of his or her directorship and neither he or she nor any other person shall have any right after such date to exercise all or any part of such option. If the termination of the directorship is due to death, then the option may be exercised within three
(3) months after the Optionee's death by the Optionee's estate or by the person designated in the Optionee's Last Will and Testament or to whom transferred by the applicable laws of descent and distribution (the "Personal Representative")
 . Notwithstanding the foregoing, in no event shall any option be exercisable after the expiration of the option period and not to any greater extent than the Optionee would have been entitled to exercise the option at the time of death.

    (d) ACCELERATION OF EXERCISE OF OPTIONS IN CERTAIN EVENTS. Notwithstanding anything in the foregoing to the contrary, in the event of a "change in control" the eligible Director shall have the immediate right and option (notwithstanding the provisions of Section 4) to exercise the option with respect to all shares of Common Stock covered by the option, which exercise, if made, shall be irrevocable. The term "change in control" shall include, but not be limited to:
(i) the first purchase of shares pursuant to a tender offer or exchange (other than a tender offer or exchange by the Company) for all or part of the Company's shares of any class of common stock or any securities convertible into such common stock; (ii) the receipt by the Company of a Schedule 13D or other advice indicating that a person is the "beneficial owner" (as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934) of twenty percent (20%) or more of the Company's shares of capital stock calculated as provided in paragraph (d) of said Rule 13d-3, other than persons who are presently "beneficial owners" of at least five percent (5%) or more of the Company's Common Stock as of the effective date of the Plan; (iii) the date of approval by stockholders of the Company of an agreement providing for any consolidation or merger of the Company in which the Company will not be the continuing or surviving corporation or pursuant to which shares of capital stock, of any class or any securities convertible into such capital stock, of the Company would be converted into cash, securities, or other property, other than a merger of the Company in which the holders of shares of all classes of the Company's capital stock immediately prior to the merger would have the same proportion of ownership of common stock of the surviving corporation immediately after the merger; (iv) the date of the approval by stockholders of the Company of any sale, lease, exchange, or other transfer (in one transaction or a series of related transaction) of all or substantially all the assets of the Company; or
(v) the adoption of any plan or proposal for the liquidation (but not a partial liquidation) or dissolution of the Company.

    (e) OPTION AGREEMENTS. Options granted under the Plan shall be subject to the further terms and provisions of an Option Agreement, a copy of which is attached hereto as Exhibit A, the execution of which by each Optionee shall be a condition to the receipt of an option.

SECTION 6. INVESTMENT REPRESENTATION; APPROVALS AND LISTING

    The options to be granted hereunder shall be further conditioned upon receipt of the following investment representation from the Optionee:

       "I further agree that any shares of Common Stock of Chart Industries, Inc. which I may acquire by virtue of this option shall be acquired for investment purposes only and not with a view to distribution or resale; provided, however, that this restriction shall become inoperative in the event the said shares of Common Stock subject to this option shall be registered under the Securities Act of 1933, as amended, or in the event Chart Industries, Inc. is otherwise satisfied that the offer or sale of the shares of Common Stock subject to this option may be lawfully made without registration of the said shares of Common Stock under the Securities Act of 1933, as amended."

    The Company shall not be required to issue any certificate or certificates for shares of Common Stock upon the exercise of an option granted under the Plan prior to (i) the obtaining of any approval from any governmental agency which the Company shall, in its sole discretion, determine to be necessary or advisable, (ii) the admission of such shares of Common Stock to listing on any national securities exchange on which the Common Stock may be listed, (iii) the completion of any registration or other qualification of the shares of Common Stock under any state or federal law or ruling or regulations of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable or the determination by the Company, in its sole discretion, that any registration or other qualification of the shares of Common Stock is not necessary or advisable and (iv) the obtaining of an investment representation from the Optionee in the form stated above or in such other form as the Company, in its sole discretion, shall determine to be adequate.

SECTION 7. GENERAL PROVISIONS

    For all purposes of this Plan the fair market value of a share of Common Stock shall be determined as follows: so long as the Common Stock of the Company is listed upon an established stock exchange or exchanges such fair market value shall be determined to be the highest closing price of a share of such Common Stock on such stock exchange or exchanges on the date the option is granted (or the date the shares of Common Stock are tendered as payment, in the case of determining fair market value for that purpose) or if no sale of such Common Stock shall have been made on any stock exchange on that day, then on the closest preceding day on which there was a sale of such Common Stock; and during any period of time as such Common Stock is not listed upon an established stock exchange the fair market value per share shall be the mean between dealer "Bid" and "Ask" prices of such Common Stock in the over-the-counter market on the day the option is granted (or the day the shares of Common Stock are tendered as payment, in the case of determining fair market value for that purpose), as reported by the National Association of Securities Dealers, Inc.

    The liability of the Company under the Plan and any distribution of Common Stock made hereunder is limited to the obligations set forth herein with respect to such distribution and no term or provision of the Plan shall be construed to impose any liability on the Company in favor of any person with respect to any loss, cost or expense which the person may incur in connection with or arising out of any transaction in connection with the Plan, including, but not limited to, any liability to any federal, state, or local authority and/or any securities regulatory authority.

    Nothing in the Plan or in any option agreement shall confer upon any Optionee any right to continue as a Director of the Company, or to be entitled to any remuneration or benefits not set forth in the Plan or such option.

    Nothing contained in the Plan or in any option agreement shall be construed as entitling any Optionee to any rights of a stockholder as a result of the grant of an option until such time as shares of Common Stock are actually issued to such Optionee pursuant to the exercise of an option.

    The Plan may be assumed by the successors and assigns of the Company.

    The Plan shall not be amended more than once every six (6) months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.

    The cash proceeds received by the Company from the issuance of Common Stock pursuant to the Plan will be used for general corporate purposes or in such other manner as the Board of Directors deems appropriate.

    The expense of administering the Plan shall be borne by the Company.

    The captions and section numbers appearing in the Plan are inserted only as a matter of convenience. They do not define, limit, construe or describe the scope or intent of the provisions of the Plan.

SECTION 8. TERMINATION OF THE PLAN

    The Plan shall terminate ten (10) years from the date of its adoption by the Board of Directors of the Company and thereafter no options shall be granted hereunder. All options outstanding at the time of termination of the Plan shall continue in full force and effect in accordance with and subject to their terms and the terms and conditions of the Plan.

SECTION 9. TAXES

    Appropriate provisions shall be made for all taxes required to be withheld and/or paid in connection with the options or the exercise thereof, and the transfer of shares of Common Stock pursuant thereto, under the applicable laws or other regulations of any governmental authority, whether federal, state, or local and whether domestic or foreign.

SECTION 10. GOVERNING LAW

    The Plan shall be governed by and construed in accordance with the laws of the State of Delaware and any applicable federal law.

SECTION 11. VENUE

    The venue of any claim brought hereunder by an eligible Director shall be Cleveland, Ohio.

SECTION 12. CHANGES IN GOVERNING RULES AND REGULATIONS

    All references herein to the Internal Revenue Code, or sections thereof, or to rules and regulations of the Department of Treasury or of the Securities and Exchange Commission, shall mean and include the Code sections thereof and such rules and regulations as are now in effect or as they may be subsequently amended, modified, substituted or superseded.

SECTION 13. REPLACEMENT OF 1995 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

    Upon approval of the Plan by the holders of voting capital stock as set forth in Section 2, no further grants of options under the 1995 Stock Option Plan for Outside Directors shall be made.

                                DETACH CARD HERE
--------------------------------------------------------------------------------

                                             CHART INDUSTRIES, INC.
                                  ANNUAL MEETING OF STOCKHOLDERS -- MAY 4, 2000
                           This proxy is solicited on behalf of the Board of Directors
         The undersigned hereby (i) appoints James R. Sadowski and Thomas F. McKee and each of them, as proxy holders and attorneys, with full power of substitution, to appear and vote all of the shares of Common
         Stock of Chart Industries, Inc., which the undersigned shall be entitled to vote at the Annual Meeting of Stockholders of the Company, to be held at The Chase Manhattan Bank Building, 270 Park Avenue, 11th
         Floor, Conference Room C, New York, New York, on May 4, 2000 at 10:00 a.m. (EDT), and at any
         adjournments or postponements thereof, hereby revoking any and all proxies heretofore given, and
         (ii) authorizes and directs said proxy holders to vote all of the shares of Common Stock of the Company represented by this proxy as follows, with the understanding that if no directions are given below, said shares will be voted FOR the election of the Directors nominated by the Board of Directors, FOR approval and adoption of the Company's 2000 Executive Incentive Stock Option Plan and FOR approval of the amendment to the Company's 1996 Stock Option Plan for Outside Directors to increase the number of shares available for issuance under such plan by 210,000.

         1.   ELECTION OF DIRECTOR
              / / FOR the nominees listed
                                             LAZZARO G. MODIGLIANI   ROBERT G. TURNER, JR.
                            (TO WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE, DRAW A LINE THROUGH THE NOMINEE'S NAME)

         2.   APPROVE AND ADOPT THE CHART INDUSTRIES, INC. 2000 EXECUTIVE INCENTIVE STOCK OPTION PLAN
              / /  FOR                     / /  AGAINST                     / /  ABSTAIN

         3.   APPROVE THE AMENDMENT TO THE CHART INDUSTRIES, INC. 1996 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS TO INCREASE THE
              NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER SUCH PLAN BY 210,000
              / /  FOR                     / /  AGAINST                     / /  ABSTAIN

                                                       (CONTINUED ON OTHER SIDE)

                                DETACH CARD HERE
--------------------------------------------------------------------------------

                           (CONTINUED FROM OTHER SIDE)

      4.   IN THEIR DISCRETION TO ACT ON ANY OTHER MATTER OR MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING
      THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE ABOVE PROPOSALS.

                                             Please date, sign and return
                                             promptly in the accompanying
                                             envelope.

                                             Dated: _____________________ , 2000

                                             ___________________________________

                                             ___________________________________
                                                         (Signature)

                                             Your signature to this proxy should
                                             be exactly the same as the name
                                             imprinted hereon. Persons signing
                                             as executors, administrators,
                                             trustees or in similar capacities
                                             should so indicate. For joint
                                             accounts, the name of each joint
                                             owner must be signed.

                                             / / Check box if you plan on
                                                 attending the meeting.